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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): July 16, 1999
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                     Philadelphia Consolidated Holding Corp.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                      0-22280                23-2202671
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(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


                One Bala Plaza, Suite 100, Bala Cynwyd, PA   19004
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               (Address of Principal Executive Offices)   (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
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Item 2.  Acquisition of Assets.

         On July 16, 1999, pursuant to a Plan and Agreement of Merger (the "Agreement of Merger") dated as of March 31, 1999 by and among the Registrant, TJC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Acquisition"), The Jerger Company, Inc., a Florida corporation ("Jerger"), and the shareholders of Jerger (the "Shareholders"), Jerger was merged (the "Merger") with and into Acquisition in accordance with the relevant provisions of the Florida Business Corporation Act and the Delaware General Corporation Law. In exchange for their shares of common stock of Jerger, par value $1.00, which constituted in the aggregate all of the issued and outstanding common stock of Jerger, the Registrant issued to the Shareholders an aggregate of 1,037,772 shares of the common stock of the Registrant, no par value, and cash in the aggregate amount of $20,000,000. Additionally, the Registrant agreed to pay the Shareholders additional cash consideration of up to $5,000,000 in the event that the Combined and Consolidated Net Income (as defined in the Agreement) of the surviving entity in the merger for the years 1999 and 2000 is above certain levels set forth in the Agreement of Merger.

         The Registrant utilized certain proceeds from the sale of securities by its subsidiaries, as funding for the cash portion of the consideration. The purchase price paid by the Registrant in the Merger was determined based on negotiations between the parties.

         Thomas Jerger, one of the Shareholders, was elected a director of the Registrant prior to the consummation of the Merger, but after the Board of Directors of the Registrant approved the Merger and the Agreement of Merger was executed.

         The Registrant intends to merge substantially all of the operations of Jerger, which is engaged in the sale of insurance, into the Registrant's existing operations. Certain principals of Jerger have entered into long-term Employment Agreements with the Registrant.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements of Jerger and (ii) certain pro forma information with regard to the Registrant in filing this Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (i)      Financial Statements of Jerger

                    - Consolidated balance sheets of Jerger as of June 30, 1999 (unaudited) and December 31, 1998 and 1997 (audited)

                    - Consolidated statements of Operations, Stockholders' Equity and Cash Flows of Jerger for the three months ended June 30, 1999 and 1998 (unaudited) and for the years ended December 31, 1998 and 1997 (audited).

         (ii)     Pro Forma Information

                    - Unaudited Pro Forma Balance Sheet of the Registrant as of June 30, 1999; Unaudited Pro Forma Statement of Operations of the Registrant for the three months ended June 30, 1999 and for the year ended December 31, 1998.


         The Registrant has furnished the exhibit described on the attached
Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the document filed herewith as an exhibit are not filed.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Philadelphia Consolidated Holding Corp.


Dated: July 29, 1999                  By:  /s/ Craig P. Keller
                                           -------------------------------------
                                           Craig P. Keller
                                           Senior Vice President, Secretary and
                                           Chief Financial Officer
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                                  Exhibit Index


                    The following exhibits are filed as part of this Current Report on Form 8-K:

                    Exhibit No.                        Item
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                    2                       Plan and Agreement of Merger, dated
                                            as of March 31, 1999, by and among
                                            the Registrant, Acquisition., Jerger
                                            and the Shareholders (incorporated
                                            by reference to Exhibit 10.42 to the
                                            Company's Quarterly Report on Form
                                            10-Q for the quarter ended March 31,
                                            1999).